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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported): May 16, 2000


                                 IMMUNOGEN, INC.
             (Exact name of registrant as specified in its Charter)


     Massachusetts                  0-17999                       04-2726691
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(State or Other Jurisdiction      (Commission                   (IRS Employer
     of Incorporation             File Number)               Identification No.)


              333 Providence Highway, Norwood, Massachusetts 02062
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 769-4242






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ITEM 5. OTHER EVENTS. On May 16, 2000, ImmunoGen, Inc. announced the appointment of Mark Skaletsky to its Board of Directors.



The press release announcing the appointment of Mr. Skaletsky to the ImmunoGen, Inc. Board of Directors is incorporated herein by reference and filed as exhibit
99.1 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(C)       Exhibits.

          99.1 The Registrant's Press Release dated May 16, 2000.

















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                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                                          ImmunoGen, Inc.
                                          (Registrant)


Date:     May 16, 2000                    /s/Kathleen A. Carroll
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                                          Kathleen A. Carroll
                                          Vice President, Finance and
                                            Administration, and principal
                                            financial officer










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EXHIBIT INDEX


Exhibit                                                             Sequential
Number                             Description                    Page Number(s)

99.1                     The Registrant's Press Release
                         dated May 16, 2000                              5



























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